Alan F. Joslyn, PhD
President & CEO
813 286 7900 ext 232
ajoslyn@oragenics.com

Oragenics, Inc.
4902 Eisenhower Blvd., Suite 125
Tampa, FL 33634
www.oragenics.com

ORAGENICS

Developing SARS-CoV 2 (COVID 19) Vaccine and Novel Antibiotics

Investor Presentation

NYSE American: **OGEN**

May 7, 2020

Safe Harbor Statement

Certain statements made in this presentation include forward-looking actions that Oragenics, Inc. ("Oragenics," or the "Company") anticipates based on certain assumptions. These statements are indicated by words such as "expect", "anticipate", "should" and similar words indicating uncertainty in facts, figures and outcomes. Such statements are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. While Oragenics believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such statements will prove to be correct. The risks associated with the Company are detailed in the Company's various reports filed by the Company with the Securities and Exchange Commission.

Investment Highlights

1 2 3

Recent Acquisition of Noachis Terra provides access to NIH-created SARS-CoV-2 (COVID-19) Spike Protein Vaccine Technology

$20MM Market Cap Company with Sufficient Cash through 2020 and Federal Grants for COVID 19 under review at NIH & BARDA

Lantibiotics Platform: A novel class of peptide antibacterial compounds, with activity against a variety of MDR infections

Overview

Objective: To develop and commercialize a vaccine providing lifetime immunity from SARS-CoV-2 infection.

Benefits: Lifetime protection from SARS-CoV-2 virus, COVID-19 infection prevention, 1-2 doses, more rapid immune response, lower antigen concentration required, potential protection from other coronaviruses



The molecular structure of the spike protein.

Jason McLellan/Univ. of Texas at Austin

NOACHIS TERRA™

Technology Overview - Antigen

Stabilized Prefusion Spike Protein Ectodomain Trimer

- Class I fusion protein
- Two amino acid substitutions stabilize prefusion conformation
- T4 fibritin trimerization domain
- Expressed in mammalian cell line



A
SS
RBD
SD2
S2'
HR1
CD
1208
TM
1
1273
NTD
SD1
S1/S2
FP
CH
HR2
CT
B
90°
RBD down
RBD down
RBD up
Viral membrane

Daniel Wrapp et al. Science 2020; 367:1260-1263

NOACHIS TERRA™

Technology Overview – RSV F Protein Example

Accessible antigenic sites depend on protein conformation:

- **Pre sites: Ø, V**
- **Post site[1]: I**
- **Pre/post sites: II, III, IV**

Absorption of human convalescent serum with postfusion F modestly reduces neutralizing antibodies

Absorption of human convalescent serum with prefusion F removes almost all neutralizing antibodies



Postfusion
Prefusion
Site Ø
Site II
Site V
Site IV
Site III
Site I

Flynn et al, PLOS ONE|DOI:10.1371/journal.prone.0164789 Oct. 20, 2016

1. MAbs to site 1 preferentially bind postfusion conformation

NOACHIS TERRA™

Adjuvants

CpG 1018 - in HEPLISAV-B

- 22-base synthetic oligonucleotide (ODN) containing immunostimulatory cytidine-phospho-guanosine (CpG) sequence motifs
- the principal actions of 1018 in humans include:
    - activating pDCs to secrete interferons (IFNs) and cytokines,
    - converting pDCs into highly efficient antigen-presenting cells that present processed HBsAg peptides to CD4+ T cells, and
    - promoting T cell differentiation to functional helper T (Th) cells through pDC derived IFNs and cytokines.
- FDA approved HEPLISAV-B in November 2017

GSK AS03 - in Influenza A (H5N1) Virus Monovalent Vaccine, Adjuvanted

- α-tocopherol, squalene and polysorbate 80 in an oil-in-water emulsion
- In clinical studies using the H5N1 influenza strain, an adjuvanted formulation has been shown to stimulate a higher immune response while using a smaller amount of antigen as compared to a formulation without adjuvant.
- FDA approved Influenza A (H5N1) Virus Monovalent Vaccine, Adjuvanted in 2013

Regulatory Strategy: Fast Track Approach

Proposed Clinical Trial Pathway and Timeline


3-5 Months
3-6 Months
3-6 Months
9 Months
Technology Transfer from NIH
Pre-IND Enabling Studies
Phase 1 Clinical Trial
Phase 2 Clinical Trial
Phase 3 Clinical Trial

Assumptions
- Run initial batch with research CHO cell line
- Initial Pilot Manufacturing Batch used for filing FDA IND
- FDA truncates 30-day IND review period

Technology Overview - Current Status

- NIH/NIAID License secured with acquisition of Noachis Terra
- NIH & BARDA grants submitted (other non-dilutive grants under development)
- Utilize NIAID Pre-Clinical services for pre-IND enabling Studies
- Contracts in place for:
  - cell bank manufacture (work initiated)
  - Vaccine manufacture
  - Clinical Research Organization
  - Regulatory Consultants
- Utilize BARDA services for fill/finish

ORAGENICS


Novel Lantibiotic Platform for
Multidrug Resistant Bacterial Infections

CDC Antibiotic-Resistant Threats, 2017 (cases/yr, US)

Drug-resistant pathogen (blue = gram (+) grey= gram (-))	Infections/year
Clostridium difficile	**500,000**
Carbapenem-Resistant Enterobacteriaceae (CRE)	9,000
Neisseria gonorrhoeae	246,000
MDR Acinetobacter	7,300
Drug-Resistant Campylobacter	310,000
Extended Spectrum ß-lactamase Enterobacteriaceae	26,000
Vancomycin-Resistant Enterococcus (VRE)	**20,000**
MDR *Pseudomonas aeruginosa*	6,700
Drug-Resistant Non-Typhoid Salmonella	100,000
Drug-Resistant Typhoid Salmonella	3,800
Drug-Resistant Shigella	27,000
Methicillin-Resistant *Staphylococcus aureus* (MRSA)	**80,000**
Drug-Resistant *Streptococcus pneumoniae*	**1,200,000**

Center Disease Control; U.S. MDR pathogen update, 2017

C. difficile and *C. difficile* Infection (CDI): Epidemiology



- *C. difficile* is an infection of the colon causing colitis by producing toxins that damage lining of the colon
- 500,000 infections annually resulting in 29,000 deaths
- 83,000 will experience at least one recurrence
- Deaths have increased 400% since 2000
- Healthcare-associated infections occur: 37% hospital onset, 36% nursing home onset, 27% community onset
- *C. difficile* associated diarrhea is associated with a 1-2 week hospital stay
- **Emerging problem**: 8% of CDI associated with onset of concomitant Vancomycin Resistant Enterococci (VRE) infection

Lantibiotics: Novel Platform of Antibiotics to Treat Serious Life-Threatening Infections

- Lantibiotics are novel class of peptide antibacterial compounds naturally produced by variety of Gram-positive bacterial strains to attack competing bacterial strains
- Platform: >700 lantibiotic structures created, potentially generating a pipeline of new compounds
- Prior development limited by manufacturing technical hurdles
- Platform provides potential for development in multidrug resistant infections:
  - Methicillin Resistant *Staphlococcus aureus* (MRSA)
  - Vancomycin Resistant Enterococci (VRE)
  - Virulent *Clostridium difficile*
  - Gram(-) infections



H_2N
Phe 1
Lys 2
Ala 3
Trp 4
Dha 5
Leu 6
Ala 7
Abu 8
Pro 9
Gly 10
Ala 11
Ala 12
Arg 13
Dhb 14
Gly 15
Ala 16
Phe 17
Asn 18
Ala 19
Tyr 20
Ala 21
A
B
C
D
S
CH
CH
NH

Mutacin 1140: a lantibiotic produced by *Streptococcus mutans*

Oral OG716 Superior at Preventing C. *difficile* Deaths in Hamster Model


DAY 1
Infection
DAY 2
Clindamycin
DAYS 3-7
Antibiotic Treatment Phase
DAYS 8-22
Recurrence Phase
OG716
Vanco
OG253
Vehicle
Survival (%)
0
20
40
60
80
100
120
Days
0
5
10
15
20
25
OG716
OG253
Vanco
Vehicle

ORAGENICS

Lantibiotics: OG716 *C. difficile* Program Milestones

4Q16 ✓

Tech Transfer of Manufacturing Process

Fermentation complete; purification underway

1Q17 ✓

Manufacture of API

Ongoing at 1400L scale: transitioning to GMP manufacture; Enough material generated for rat tox study, lots for monkey tox study ongoing

3Q19 ✓

Toxicology and Microbiology Underway

14-day rat tox study underway and monkey tox study under development

2Q20 (estimate)

File IND

Timing of filing of the IND is subject to having adequate available capital to complete requisite studies

ORAGENICS

AG013: First-in-Class Therapy for Prevention of Oral Mucositis

Oral Mucositis



- Most common and debilitating complication of cancer chemo and radiation therapy.
- Caused by breakdown of mucosal lining resulting in formation of oral ulcers.
- Inability to eat/drink (WHO grades 3 & 4) resulting in nutritional deficits and potential alterations of cancer treatment regimens.
- **Large Addressable Market**: > 770,000 U.S. newly diagnosed cancer patients receiving conventional chemotherapy and radiation are at increased risk of developing OM*

*Center Disease Control, 2017

Economic and Clinical Impact of Severe OM

Clinical Impact:

2x more likely to receive TPN

3-4x more likely to experience interruption in chemo regimen

2x more likely to have unplanned break in radiation

Severe Oral Mucositis

Economic Impact:

2-8x higher direct hospital costs due to longer stay/delivery of alimentation

9 extra days in the hospital

Nonzee et al Cancer 2008; 113: 1446-52
Vera_Llonch et al Cancer 2006: 106: 329-36
Carlotto et al Pharmacoeconomics 2013: 2013: 753-66

ORAGENICS

AG013: Target Product Profile

- Convenient, flavored oral rinsing solution composed of genetically modified *Lactococcus lactis* (non-pathologic food grade bacterium) engineered to deliver mucosal protectant human Trefoil Factor 1 (hTFF1) to mucosal tissues
  - Trefoil Factors (TFF's) are a class of peptides involved in protecting mucosal tissues against damage and in subsequent repair
- Cost effective (low COGs) delivery system provides daily continuous oropharyngeal coverage with *L. lactis* producing hTFF1 during entire cancer treatment regimen



Intellectual Property:

Intellectual property relating to AG013 extends into 2030s

Additional protections support underlying gene transfer technologies

ORAGENICS

AG013 in Action

1



AG013 delivers hTTF1 via genetically modified lactococcus

2



The bacteria is freeze-dried into vials

3



Patient mixes powder with a raspberry-flavored solution

4



Patient swishes for 30 seconds after every meal

5



This activity promotes a protein called trefoil factor, which regrows the oral lining

ORAGENICS

OM Products Under Development

Company	Oragenics	Galera	Soligenix	Innovation	Monopar
Product Name	AG013: dapatifagene navolactibac	GC 4419: avasopasem manganese	SGX942: dusquetide	Briliciden	Clonidine
Mechanism	Trefoil Factor 1	Superoxide dismutase mimetic	Innate Defense Regulator	Defensin mimetic	α 2 receptor agonist
Route of Administration	Oral rinse system	IV (1 hour infusion)	IV	Oral rinse	Buccal Tablet
Phase of Clinical Development	2/3	3	3	2	2
Market Cap(MM) (3.6.20)	31.9	338.4	61.6	34.9	97.7
Listing/ ticker	NYSE American: OGEN	NASDAQ: GRTX	NASDAQ: SNGX	OTC Markets: IPIX	NASDAQ: MNPR

AG013: Current Study Design Agreed with FDA

- Double-blind, placebo – controlled evaluation of daily AG013 ($2x10^{11}$ CFU) TID oral suspension for duration of cancer treatment regimen
- 160-180 evaluable patients with head and neck cancer receiving chemoradiation therapy over 7-9 weeks and standard of care for prevention of OM
- ~59 clinical centers in United States and Europe
- **Primary efficacy endpoint:** Duration (in days) of severe OM (WHO grades 3 (unable to eat) & 4 (unable to drink))
- **Sample size consideration:** 160 evaluable patients (80/group) provides 80% power to detect 5-day difference between groups with respect to severe OM
- **OM secondary endpoints:** number of OM free (WHO grades 1 & 2) days, time to onset, use of pain medication, alteration in cancer regimens; emergency room visits for SOM

AG013 Received **FDA Fast Track** Designation

AG013: Near Term News Flow

- **On April 15, 2020 the company release news that the study did not demonstrate statistical significance between AG013 and Placebo for key efficacy endpoints. Analysis of various sub-groups are ongoing and the data will be released once those analyses are complete.**


Corporate Status Update

Capitalization

	Common Stock Equivalents*
Common Stock Outstanding**	55,362,803
Series A and Series B Convertible Preferred (As Converted)	2,261,703
Series C Non-Convertible Perpetual Preferred*** (113.941 shares outstanding)	-
Warrants (WAEP $1.12)**	35,700,593
Reserved for issuance under stock incentive plan	8,009,250
Total	101,334,349

Cash	$18.3M*

* Information is as of December 31 1, 2019 unless otherwise indicated.

** Includes 9,200,000 shares of common stock and warrants issued in connection with the acquisition of Noachis Terra.

*** As of December 31, 2019, the Non-Voting, Non-Convertible Series C Preferred Shares have a stated value of $33,847 per share and have an accruing dividend of 20% per year. The Series C Preferred Shares resulted from the conversion of approximately $3.3 million in debt obligations previously owed to Precigen (fka: Intrexon).

The Series A, B, and C Preferred stock have no price based downround protection for the conversion price.

Experienced Management Team

Dr. Alan F. Joslyn
Director, President and Chief Executive Officer

- Assumed CEO position at Oragenics in June 2016
- Held CEO positions at several private biotechnology companies including Sentinella Pharmaceuticals, Edusa Pharmaceuticals and Mt. Cook Pharma
- Over 25 years of drug development experience at Glaxo, Johnson & Johnson and Penwest

Mike Sullivan
Chief Financial Officer

- Held senior-level financial positions for both publicly and privately held businesses
- Significant experience in product licensing and IP issues with strong background in both domestic and international retail operations

Dr. Martin Handfield
Senior Vice President, Discovery Research

- Molecular Microbiologist and former Tenured Associate Professor, College of Dentistry at The University of Florida
- Prolific researcher focusing on infectious diseases, host-pathogen interactions and non-invasive diagnostics

Experienced Management Team

David Zarley
Consultant

- More than 30 years in vaccine research and development in the private sector
- Vice-President of Program Management for Vaccine Research and Development at Pfizer
- Senior Director /Medicines Team Leader for Pfizer Primary Care Business Unit
- Senior Director for Wyeth Research Project Management Business Unit
- Senior Director for Technical Operations and Product Supply (TOPS) at Wyeth Vaccines
- Senior Research Biochemist / Project Leader for Viral Vaccine Research and Development at Lederle-Praxis Biologicals